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                                                                    EXHIBIT 10.7

FORM OF GUARANTOR SECURITY AGREEMENT, DATED AS OF SEPTEMBER 7, 1999, AMONG FIRST UNION NATIONAL BANK, THE LENDERS PARTY TO THE CREDIT AGREEMENT AND:

Veridian Engineering, Inc.

Veridian System Incorporated

Pacific-Sierra Research Corporation

Trident Data Systems, Inc.

ERIM International, Inc.

MRJ Group, Inc.

MRJ, Inc.

Corporation for Studies and Analysis

New Veridian Corporation




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                          GUARANTOR SECURITY AGREEMENT


        THIS GUARANTOR SECURITY AGREEMENT, dated as of September 7, 1999 (this "Security Agreement"), is made by TRIDENT DATA SYSTEMS, INC., a California corporation (the "Company"), in favor of FIRST UNION NATIONAL BANK, a national banking association, as administrative agent (in such capacity, the "Administrative Agent") for the benefit of itself and the lenders (the "Lenders") now or hereafter parties to the Credit Agreement described below.

                                    RECITALS

        A. Veridian Corporation, a Delaware corporation ("Veridian") has entered into a Revolving Credit Agreement of even date herewith (as amended or modified from time to time, including any agreement entered into in substitution therefor, the "Credit Agreement"), with the Lenders and the Administrative Agent pursuant to which the Lenders may make Advances (as therein defined) to Veridian.

        B. Under the terms of the Credit Agreement, the Company, along with Veridian Engineering, Inc., an Ohio corporation, Pacific-Sierra Research Corporation, a California corporation, MRJ Group, Inc., a Delaware corporation, Veridian Systems Incorporated, a Delaware corporation, ERIM International, Inc., a Michigan corporation, Corporation for Studies and Analysis, a Nebraska corporation, MRJ, Inc., a Virginia corporation and New Veridian Corporation, a Delaware corporation (collectively, together with the Company, the "Guarantors"), has guaranteed the obligations of Veridian and has agreed to grant to the Administrative Agent, for the benefit of itself and the Lenders, a first-priority security interest, subject only to security interests expressly permitted by the Credit Agreement in and to the Collateral hereinafter described.


                                    AGREEMENT

        To secure (a) the Guaranteed Obligations (as defined in that certain Guaranty Agreement among the Guarantors and the Administrative Agent for the benefit of the Lenders dated as of September 7, 1999 (being herein collectively called the "Secured Obligations") and all of the documents, agreements and instruments among Veridian, the Guarantors, the Administrative Agent, the Lenders, or any of them, evidencing or securing the repayment of, or otherwise pertaining to, the Secured Obligations including without limitation the Credit Agreement, the Notes (as defined in the Credit Agreement), the Security Documents (as defined in the Credit Agreement) and the Guarantor Security Documents (as defined in the Credit Agreement) (being herein collectively called the "Operative Documents"), for value received and pursuant to the Credit Agreement the Company hereby grants, assigns and transfers to the Administrative Agent for the benefit of the Lenders a first-priority security interest, subject only to Permitted Liens, in and to the following described property whether now owned or existing or hereafter acquired or arising and wherever located (all of which is herein collectively called the "Collateral"):


                          GUARANTOR SECURITY AGREEMENT

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        (a)    All of the Company's present and future accounts, documents, instruments, general intangibles, investment property and chattel paper, including, but without limitation, all accounts receivable, contract rights, all deposit accounts and all monies and claims for money due or to become due to the Company, security held or granted to the Company, and all assets described in clause (d) below, including without limitation all of the Company's right, title and interest in and to all government contracts of the Company or of the Guarantors or of any of them, now existing or hereafter arising from time to time;

        (b) All of the Company's furniture, fixtures, machinery and equipment, and all parts thereof and accessions thereto, whether now owned or hereafter acquired, and wherever located, and whether used by the Company or any other person, or leased by the Company to any person and whether the interest of Company is as owner, lessee or otherwise;

        (c) All of the Company's present and future inventory of every type, wherever located, including but not limited to raw materials, work in process, finished goods and all inventory that is available for leasing or leased to others by the Company;

        (d) All other present and future assets of the Company (whether tangible or intangible), including but not limited to all trademarks, tradenames, service marks, patents, industrial designs, masks, trade names, trade secrets, copyrights, franchises, customer lists, service marks, computer programs, software, tax refund claims, licenses and permits, and the good will associated therewith and all federal, state, foreign and other applications and registrations therefor, all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof now or hereafter in effect, all income, license royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, without limitation, any damages, proceeds or payments for past or future infringements thereof and all income, royalties, damages and payments under all licenses thereof, the right to sue for past, present and future infringements thereof, all right, title and interest of the Company as licensor under any of the foregoing whether now owned and existing or hereafter arising, and all other rights and other interests corresponding thereto throughout the world (all of the assets described in this clause (d) collectively referred to as the "Intellectual Property");

        (e) All books, records, files, correspondence, computer programs, tapes, disks, cards, accounting information and other data of the Company related in any way to the Collateral described in clauses (a), (b), (c) and (d) above, including but not limited to any of the foregoing necessary to administer, sell or dispose of any of the Collateral;

        (f) All substitutions and replacements for, and all additions and accessions to, any and all of the foregoing; and

        (g) All products and all proceeds of any and all of the foregoing, and, to the extent not otherwise included, all (1) payments under insurance (whether or not the Administrative Agent or any Lender is the loss payee thereof), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing and (2) cash.


                          GUARANTOR SECURITY AGREEMENT

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        1.     Representations, Warranties, Covenants and Agreements.  The
Company further represents, warrants, covenants, and agrees with the Administrative Agent for the benefit of the Lenders as follows:

               (a) Ownership of Collateral; Security Interest Priority. At the time any Collateral becomes subject to a security interest of the Administrative Agent hereunder, unless the Administrative Agent and the Lenders shall otherwise consent, the Company shall be deemed to have represented and warranted that (i) the Company is the lawful owner of such Collateral and has the right and authority to subject the same to the security interest of the Administrative Agent; (ii) other than Permitted Liens (as defined in the Credit Agreement) and lessors' interest with respect to any security interest in any property leased by the Company as lessee, none of the Collateral is subject to any Lien other than that in favor of the Administrative Agent and there is no effective financing statement or other filing covering any of the Collateral on file in any public office, other than in favor of the Administrative Agent. This Security Agreement creates in favor of the Administrative Agent a valid first-priority security interest, subject only to Permitted Liens, in the Collateral enforceable against the Company and all third parties and securing the payment of the Secured Obligations. All financing statements and other documents necessary to perfect such security interest in the Collateral have been delivered by the Company to the Administrative Agent for filing.

               (b) Location of Offices, Records and Facilities. The Company's chief executive office and chief place of business and the office where the Company keeps its records concerning its accounts, contract rights, chattel papers, instruments, general intangibles and other obligations arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise ("Receivables") are located in the State of California, County of Los Angeles, at 5933 W. Century Blvd., Suite 700, Los Angeles, California, 90045. The Company will provide the Administrative Agent with at least 40 days' prior written notice of any proposed change in the location of its chief executive office. The Company's only other offices and facilities are at the locations set forth in Schedule 1(b) hereto. The Company will provide the Administrative Agent with prior written notice of any change in the locations of its other offices and the facilities at which any assets of the Company are located. The tax identification number of the Company is 95-3032229. The name of the Company is Trident Data Systems, Inc. and the Company operates under no other names. The Company shall not change its name without at least 40 days' prior written notice to the Administrative Agent.

               (c)     Location of Inventory, Fixtures, Machinery and Equipment.
(i) All Collateral consisting of inventory is, and will be, located at the locations listed on Schedule 1(c)(i) hereto, and at no other locations without the prior written consent of the Administrative Agent; and (ii) all Collateral consisting of fixtures, machinery or equipment, is, and will be, located at the locations listed on Schedule 1(c)(ii) hereto, and at no other locations without the prior written consent of the Administrative Agent. If the Collateral described in clauses (i) or (ii) is kept at leased locations or warehoused, the Company has obtained appropriate landlord's lien waivers or appropriate warehousemen's notices have been sent, each satisfactory to the Administrative Agent, unless waived by the Administrative Agent.


                          GUARANTOR SECURITY AGREEMENT

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               (d)     Liens, Etc. The Company will keep the Collateral free at
all times from any and all liens, security interests or encumbrances other than those described in Paragraph 1(a)(ii) and those consented to in writing by the Required Lenders. The Company will not, without the prior written consent of the Administrative Agent, sell, lease, license, transfer, assign or otherwise dispose, or permit or suffer to be sold, leased, licensed, transferred, assigned or otherwise disposed, any of the Collateral, except for, prior to an event of default only (notwithstanding any other agreement), the following: inventory sold in the ordinary course of business and other assets permitted to be sold, leased, licensed, transferred, assigned or otherwise disposed under Section 5.2(i) of the Credit Agreement. The Administrative Agent or its attorneys may at any and all reasonable times inspect the Collateral and for such purpose may enter upon any and all premises where the Collateral is or might be kept or located.

               (e) Insurance. The Company shall keep the tangible Collateral insured at all times against loss by theft, fire and other casualties. Said insurance shall be issued by a company rated A- or better by Best and shall be in amounts sufficient to protect the Administrative Agent and the Lenders against any and all loss or damage to the Collateral. The policy or policies which evidence said insurance shall be delivered to the Administrative Agent upon request, shall contain a lender loss payable clause in favor of the Administrative Agent, shall name the Administrative Agent for the benefit of the Lenders as an additional insured, as its interest may appear, shall not permit amendment, cancellation or termination without giving the Administrative Agent at least 30 days' prior written notice thereof, and shall otherwise be in form and substance satisfactory to the Administrative Agent. Reimbursement under any liability insurance maintained by the Company pursuant to this Paragraph 1(e) may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving loss to tangible Collateral, the Company shall make or cause to be made the necessary repairs to or replacements of such tangible Collateral and any proceeds of insurance maintained by the Company pursuant to this paragraph 1(e) shall be paid to the Company by the Administrative Agent as reimbursement for the costs of such repairs or replacements; provided that if there is any event of default or any event or condition which with notice or lapse of time or both would become an event of default (whether before or after any event which caused any reimbursement under any hazard insurance), or if such reimbursement is greater than $500,000, such amounts shall be paid to and retained by the Administrative Agent for application to the Secured Obligations whether or not then due or payable.

               (f) Taxes, Etc. The Company will pay promptly, and within the time that they can be paid without interest or penalty, any taxes, assessments and similar imposts and charges, not being contested in good faith, which are now or hereafter may become a Lien upon any of the Collateral. If the Company fails to pay any such taxes, assessments or other imposts or charges in accordance with this Paragraph 1(f), the Administrative Agent shall have the option to do so and the Company agrees to repay forthwith all amounts so expended by the Administrative Agent with interest at the Overdue Rate.

               (g) Further Assurances. The Company will do all acts and things and will execute all financing statements and writings reasonably requested by the Administrative Agent to


                          GUARANTOR SECURITY AGREEMENT

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establish, maintain and continue a perfected and valid security interest of the
Administrative Agent in the Collateral, and will promptly on demand pay all reasonable costs and expenses of filing and recording all instruments, including the costs of any searches deemed necessary by the Administrative Agent, to establish and determine the validity and the priority of the Administrative Agent's security interests. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement. Upon the request of the Administrative Agent, the Company will provide information (including any copies of any documents) regarding the government contracts of the Company, now existing or hereafter existing from time to time, and will execute such documents reasonably requested by the Administrative Agent to establish, maintain and continue a perfected and valid security interest of the Administrative Agent in such government contracts and to comply with the Assignment of Claims Act of 1940, as amended.

               (h) List of Patents, Copyrights, Mask Works and Trademarks. Attached hereto as Schedule 1(h)(i) is a list of all unexpired and maintained patents and patent applications owned by the Company. Attached hereto as
Schedule 1(h)(ii) is a list of all registered copyrights and all mask works and applications therefor owned by the Company. Attached hereto as Schedule 1(h)(iii) is a list of all trademarks and service marks owned by the Company. If the Company at any time owns any additional patents, copyrights, mask works, trademarks or any applications therefor not listed on such schedules, the Company shall give the Administrative Agent prompt written notice thereof and hereby authorizes the Administrative Agent to modify this Agreement by amending Schedules 1(h)(i), 1(h)(ii) and 1(h)(iii) to include all future patents, copyrights, mask works, trademarks and applications therefor and agrees to execute all further instruments and agreements, if any, if requested by the Administrative Agent to evidence the Administrative Agent's interest therein.

               (i) Maintenance of Tangible Collateral. The Company will cause the tangible Collateral material to the conduct of its business to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or, in the case of any loss or damage to any of the tangible Collateral as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements which are necessary or desirable to such end. The Company shall promptly furnish to the Administrative Agent a statement respecting any loss or damage to any of the tangible Collateral.

               (j) Special Rights Regarding Receivables. The Administrative Agent or any of its agents may, at any time and from time to time in its sole discretion upon the existence of any event of default under this Security Agreement, verify, directly with each person (collectively, the "Obligors") which owes any Receivables to the Company, the Receivables in any manner. The Administrative Agent or any of its agents may, at any time from time to time after and during the continuance of an event of default under this Security Agreement, notify the Obligors of the security interest of the Administrative Agent in the Collateral and/or direct such account debtors that all payments in connection with such obligations and the Collateral be made directly to the Administrative Agent in the Administrative Agent's name. If the Administrative Agent or any of its


                          GUARANTOR SECURITY AGREEMENT

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agents shall collect such obligations directly from the Obligors, the
Administrative Agent or any of its agents shall have the right to resolve any disputes relating to returned goods directly with the Obligors in such manner and on such terms as the Administrative Agent or any of its agents shall deem appropriate. The Company directs and authorizes any and all of its present and future account debtors to comply with requests for information from the Administrative Agent, the Administrative Agent's designees and agents and/or auditors, relating to any and all business transactions between the Company and the Obligors. The Company further directs and authorizes all of its Obligors upon receiving a notice or request sent by the Administrative Agent or the Administrative Agent's agents or designees to pay directly to the Administrative Agent any and all sums of money or proceeds now or hereafter owing by the Obligors to the Company, and any such payment shall act as a discharge of any debt of such Obligor to the Company in the same manner as if such payment had been made directly to the Company. After and during the continuance of an event of default, (i) all amounts and proceeds (including instruments) received by the Company in respect of the Receivables shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of the Company and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Company so long as no event of default shall have occurred and be continuing or (B) if any event of default shall have occurred and be continuing, applied by the Administrative Agent to the Secured Obligations, whether or not then due or payable, and (ii) the Company shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. The Company agrees to take any and all action as the Administrative Agent may reasonably request to assist the Administrative Agent in exercising the rights described in this Paragraph 1(j).

               (k) Maintenance of Intellectual Property and Other Intangible Collateral. The Company shall preserve and maintain all rights of the Company and the Administrative Agent in all material Intellectual Property and all other material intangible Collateral, including without limitation the payment of all maintenance fees, filing fees and the taking of all appropriate action at the Company's expense to halt the infringement of any of the Intellectual Property or other Collateral, provided that, with respect to halting the infringement of any Intellectual Property or other Collateral, the Company does not need to take all such appropriate action if the Company has, or after an event of default the Required Lenders have, reasonably determined that it is not in its best interest to demand or enforce cessation of such infringement or other conduct because it is either not material or because the adverse consequences to the Company would outweigh the benefits gained by such demand or enforcement.

        2. Events of Default. The occurrence of any Event of Default under the Credit Agreement shall be deemed an event of default under this Security Agreement.

        3. Remedies. Upon the occurrence of any event of default specified in Paragraph 2 hereof, the Administrative Agent shall have and may exercise any one or more of the rights and remedies provided to it under this Security Agreement or any of the other Operative Documents or provided by law, including but not limited to all of the rights and remedies of a secured party under


                          GUARANTOR SECURITY AGREEMENT

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the Uniform Commercial Code of the State of North Carolina, and the Company
hereby agrees to assemble the Collateral and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, authorizes the Administrative Agent to take possession of the Collateral with or without demand and with or without process of law and to sell and dispose of the same at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including reasonable attorneys' fees and disbursements, incurred by the Administrative Agent or any Lender) and then to the payment and satisfaction of the Secured Obligations in the manner specified in Section 6.3 of the Credit Agreement. Any requirement of reasonable notice shall be met if the Administrative Agent sends such notice to the Company, by registered or certified mail, at least 5 days prior to the date of sale, disposition or other event giving rise to a required notice. The Administrative Agent or any Lender may be the purchaser at any such sale. The Company expressly authorizes such sale or sales of the Collateral in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing the Secured Obligations. The Administrative Agent shall have no obligation to preserve rights against prior parties. The Company hereby waives as to the Administrative Agent and each Lender any right of subrogation or marshalling of such Collateral and any other collateral for the Secured Obligations. To this end, the Company hereby expressly agrees that any such collateral or other security of the Company or any other party which the Administrative Agent may hold, or which may come to any of the Lenders or any of their possession, may be dealt with in all respects and particulars as though this Security Agreement were not in existence. The parties hereto further agree that public sale of the Collateral by auction conducted in any county in which any Collateral is located or in which the Administrative Agent or the Company does business after advertisement of the time and place thereof shall, among other manners of public and private sale, be deemed to be a commercially reasonable disposition of the Collateral. The Company shall be liable for any deficiency remaining after disposition of the Collateral.


        4.     Special Remedies Concerning Certain Collateral.

               (a) Upon the occurrence of any event of default, the Company shall, if requested to do so in writing by the Administrative Agent, and to the extent so requested (i) promptly collect and enforce payment of all amounts due the Company on account of, in payment of, or in connection with, any of the Collateral, (ii) hold all payments in the form received by the Company as trustee for the Administrative Agent, without commingling with any funds belonging to the Company, and (iii) forthwith deliver all such payments to the Administrative Agent with endorsement to the Administrative Agent's order of any checks or similar instruments.

               (b) Upon the occurrence of any event of default, the Company shall, if requested to do so in writing by the Administrative Agent, and to the extent so requested, notify all Obligors and other persons with obligations to the Company on account of or in connection with any of the Collateral of the security interest of the Administrative Agent in the Collateral and direct such account debtors and other persons that all payments in connection with such obligations and the Collateral be made directly to the Administrative Agent. The Administrative Agent itself may,


                          GUARANTOR SECURITY AGREEMENT

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upon the occurrence of an event of default, so notify and direct any such account debtor or other person that such payments are to be made directly to the Administrative Agent.

               (c) Upon the occurrence of any event of default, for purposes of assisting the Administrative Agent in exercising its rights and remedies provided to it under this Security Agreement, the Company (i) hereby irrevocably constitutes and appoints the Administrative Agent its true and lawful attorney, for and in the Company's name, place and stead, to collect, demand, receive, sue for, compromise, and give good and sufficient releases for, any monies due or to become due on account of, in payment of, or in connection with the Collateral,
(ii) hereby irrevocably authorizes the Administrative Agent to endorse the name of the Company, upon any checks, drafts, or similar items which are received in payment of, or in connection with, any of the Collateral, and to do all things necessary in order to reduce the same to money, (iii) with respect to any Collateral, hereby irrevocably assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromise or adjustment (including adjustment of insurance payments) thereof, all in such manner and at such time or times as the Administrative Agent shall deem advisable, and (iv) hereby irrevocably authorizes the Administrative Agent to notify the post office authorities to change the address for delivery of the Company's mail to an address designated by the Administrative Agent, and the Administrative Agent may receive, open and dispose of all mail addressed to the Company. Notwithstanding any other provisions of this Security Agreement, it is expressly understood and agreed that the Administrative Agent shall have no duty, and shall not be obligated in any manner, to make any demand or to make any inquiry as to the nature or sufficiency of any payments received by it or to present or file any claim or take any other action to collect or enforce the payment of any amounts due or to become due on account of or in connection with any of the Collateral.

        5. Remedies Cumulative. No right or remedy conferred upon or reserved to the Administrative Agent under any Operative Document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy of the Administrative Agent under any Operative Document or under applicable law may be exercised from time to time and as often as may be deemed expedient by the Administrative Agent. To the extent that it lawfully may, the Company agrees that it will not at any time insist upon, plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of any provisions of any Operative Document; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of any security for its obligations under any Operative Document prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will the Company, after any such sale or sales, claim or exercise any right, under any applicable law to redeem any portion of such security so sold.

        6. Conduct No Waiver. No waiver of default shall be effective unless in writing executed by the Administrative Agent and waiver of any default or forbearance on the part of the Administrative Agent in enforcing any of its rights under this Security Agreement shall not operate as a waiver of any other default or of the same default on a future occasion or of such right.

        7. Governing Law; Consent to Jurisdiction; Definitions. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF. The Company hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Security Agreement, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Company hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Security Agreement, any rights or obligations hereunder, or the performance of any rights and obligations, on behalf of itself or its property, in the manner specified in
Section 8.2 of the Credit Agreement. Nothing in this Paragraph 7 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by applicable law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Company or its properties in the courts of any other jurisdictions. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of North Carolina are used herein as therein defined on the date hereof. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify and of the terms or provisions hereof.

        8. Notices. All notices, demands, requests, consents and other communications hereunder shall be delivered in the manner described in the Credit Agreement.

        9. Rights Not Construed as Duties. The Administrative Agent neither assumes nor shall it have any duty of performance or other responsibility under any contracts in which the Administrative Agent has or obtains a security interest hereunder. If the Company fails to perform any agreement contained herein, the Administrative Agent may but is in no way obligated to itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable by the Company under Paragraph 12. The powers conferred on the Administrative Agent hereunder are solely to protect its and the Lenders' interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and accounting for monies actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.


                          GUARANTOR SECURITY AGREEMENT

        10. Amendments. None of the terms and provisions of this Security Agreement may be modified or amended in any way except by an instrument in writing executed by each of the parties hereto.

        11. Severability. If any one or more provisions of this Security Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired or prejudiced thereby.

        12. Expenses. (a) The Company agrees to indemnify the Administrative Agent and the Lenders and their respective officers, directors, employees, affiliates and agents from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from such indemnified party's gross negligence or willful misconduct.

               (b) The Company will, upon demand, pay to the Administrative Agent an amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent or any Lender may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent hereunder or under the Operative Documents, or (iv) the failure of the Company to perform or observe any of the provisions hereof.

        13. Successors and Assigns; Termination. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Company, its successors and assigns, and inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the Lenders and their respective successors, transferees and assigns. Upon the payment in full in immediately available funds of all of the Secured Obligations and the termination of all commitments to lend under the Operative Documents, the security interest granted hereunder shall terminate and all rights to the Collateral shall revert to the Company.

        14.    Binding Arbitration; Waiver of Jury Trial.

               (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Security Agreement or any other of the Operative Documents ("Disputes"), between or among parties to this Security Agreement, or any other Operative Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Operative Documents executed in the future, disputes as to whether a matter is subject to arbitration, or claims concerning any aspect of the past, present or future


                          GUARANTOR SECURITY AGREEMENT
relationships arising out of or connected with the Operative Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitations shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding anything foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety (90) days after such demand thereof and shall be concluded within one-hundred twenty (120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty (60) days. The panel from which all arbitrators are selected shall be comprised of licensed attorneys selected from the Commercial Finance Dispute Arbitration Panel of the AAA. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The parties hereto do not waive any applicable Federal or state substantive law except as provided herein.

        (b) JURY TRIAL. THE ADMINISTRATIVE AGENT, EACH LENDER AND THE COMPANY HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS SECURITY AGREEMENT OR THE OTHER OPERATIVE DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

        (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the other Operative Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Operative Documents or under applicable law or by judicial foreclosure and sale,
(ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

        15. Security Interest Absolute. The obligations of the Company under this Security Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against the Company to enforce this Security Agreement, irrespective of whether any action is brought against Veridian or whether Veridian is joined in any such action or


                          GUARANTOR SECURITY AGREEMENT
actions. All rights of the Administrative Agent and the Lenders and the pledge, assignment and security interest hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or the Notes, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to Veridian or any of its Subsidiaries or otherwise; (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of Veridian or any of its Subsidiaries;
(e) any change, restructuring or termination of the corporate structure or existence of Veridian or any of its Subsidiaries; or (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company or a third party grantor of a security interest.




                          GUARANTOR SECURITY AGREEMENT

                                                                    EXHIBIT 10.8

        IN WITNESS WHEREOF, the Company has caused this Security Agreement to be duly executed as of the day and year first set forth above.


[Corporate Seal]                   TRIDENT DATA SYSTEMS, INC.


                                   By:   /s/ KATHERINE A. SNAVELY
                                         --------------------------------------
                                         Katherine A. Snavely
                                         Its:  Senior Vice President, Finance

Accepted and Agreed:

FIRST UNION NATIONAL BANK,
as Administrative Agent and on behalf of the Lenders


By: /s/ CHRISTOPHER HETTERLY
    ------------------------------------
    Christopher Hetterly
    Its:  Director



                          GUARANTOR SECURITY AGREEMENT

                          CERTIFICATE OF ACKNOWLEDGMENT


DISTRICT OF COLUMBIA) ss.



        The foregoing Security Agreement was acknowledged before me on this __ day of September, 1999 by Katherine A. Snavely, the Senior Vice President, Finance of Trident Data Systems, Inc., a California corporation, on behalf of said corporation.


(Seal)                                            Notary Public


                                                  ------------------------------






DISTRICT OF COLUMBIA) ss.


        The foregoing Security Agreement was acknowledged before me on this __ day of September, 1999, by Christopher Hetterly, the Director of First Union National Bank, as Administrative Agent, a national banking association, on behalf of said association.


(Seal)                                             Notary Public


                                                   -----------------------------






                          GUARANTOR SECURITY AGREEMENT